UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                                                                                                                       Date of report (Date of earliest event reported) November 30, 2005

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter

Indiana
(State or Other Jurisdiction of Incorporation

0-9143	35-1150732
(Commission File Number)	(I.R.S. Employer Identification Number)

One Technology Way
Indianapolis, Indiana	46268
(Address of principal executive offices)	(Zip code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition

On November 30, 2005, Hurco Companies, Inc. issued a press release with respect to a delay in announcing earnings for the fiscal year ended October 31, 2005. A copy of the press release is furnished pursuant to Item 2.02 of Form 8-K as Exhibit 99 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99	Press Release dated November 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2005

HURCO COMPANIES, INC

By: /s/ Stephen J. Alesia
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99 Press Release of Hurco Companies, Inc. dated November 30, 2005